Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes

The components of the Company’s loss from continuing operations before income taxes, equity in affiliates and noncontrolling interests by taxing jurisdiction for the years ended December 31, were:

	2012	2011	2010
Loss:
US	$(36,660)	$(17,460)	$(2,467)
Non-US	(25,920)	(13,775)	1,259
	$(62,580)	$(31,235)	$(1,208)

The provision (benefit) for income taxes by taxing jurisdiction for the years ended December 31, were:

	2012	2011	2010
Current tax provision
US federal	$—	$—	$—
US state and local	802	894	368
Non-US	329	557	4,840
	1,131	1,451	5,208
Deferred tax provision (benefit):
US federal	2,150	45,110	428
US state and local	299	7,750	501
Non-US	5,973	(12,576)	(6,302)
	8,422	40,284	(5,373)
Income tax provision (benefit)	$9,553	$41,735	$(165)

A reconciliation of income tax expense using the statutory Canadian federal and provincial income tax rate compared with actual income tax expense for the years ended December 31, is as follows:

	2012	2011	2010
Loss from continuing operations before income taxes, equity in affiliates and noncontrolling interest	$(62,580)	$(31,235)	$(1,208)
Statutory income tax rate	26.5%	31.0%	31.0%
Tax benefit using statutory income tax rate	(16,584)	(9,683)	(374)
State and foreign taxes	1,132	1,450	1,909
Non-deductible stock-based compensation	7,698	7,144	4,941
Other non-deductible expense	1,176	1,482	890
Change to valuation allowance on items affecting taxable income (1)	15,578	44,118	(7,986)
Effect of the change in tax rate	2,168	—	—
Additional tax reserve	—	—	4,100
Noncontrolling interests	(1,593)	(2,368)	(3,123)
Other, net	(22)	(408)	(522)
Income tax expense (benefit)	$9,553	$41,735	$(165)
Effective income tax rate	15.3%	133.6%	13.7%

(1)	Included in the change in valuation allowance in 2010 is $3,188 relating to the reversal of the valuation allowance as a result of a non-taxable acquisition.

See Note 10 for income taxes for discontinued operations.

The 2012 effective income tax rate was significantly higher than the statutory rate due primarily to an increase in the valuation allowance of $16,240 and non-deductible stock based compensation of $7,698.

The 2011 effective income tax rate was significantly higher than the statutory rate due primarily to an increase in the valuation allowance of $44,230 and non-deductible stock based compensation of $7,144.

The 2010 effective income tax rate was significantly lower than the statutory rate due primarily to an additional tax reserve of $4,100, non-deductible stock-based compensation of $4,941, state and foreign income taxes of $1,909 offset by a decrease in the Company’s valuation allowance of $7,986.

Income taxes receivable were $195 and $313 at December 31, 2012 and 2011, respectively, and were included in accounts receivable on the balance sheet. Income taxes payable were $4,725 and $5,381 at December 31, 2012 and 2011, respectively, and were included in accrued and other liabilities on the balance sheet. It is the Company’s policy to classify interest and penalties arising in connection with the under payment of income taxes as a component of income tax expense. For the year ended 2010, $1,093 is included in the current provision of income tax expense relating to interest and penalties as a result of an identified uncertain tax position. For the years ended 2012 and 2011, income tax expense does not include any amounts for interest and penalties.

The tax effects of significant temporary differences representing deferred tax assets and liabilities at December 31, were as follows:

	2012	2011
Deferred tax assets:
Capital assets and other	$34,563	$33,567
Net operating loss carry forwards	43,280	50,274
Interest deductions	19,285	17,255
Deferred acquisition consideration	21,418	5,070
Stock compensation	2,317	2,356
Pension plan	2,168	—
Unrealized foreign exchange	843	753
Capital loss carry forwards	17,408	16,921
Accounting reserves	4,721	6,493
Gross deferred tax asset	146,003	132,689
Less: valuation allowance	(134,761)	(113,585)
Net deferred tax assets	11,242	19,104
Deferred tax liabilities:
Deferred finance charges	(449)	(514)
Capital assets	(348)	(417)
Goodwill amortization	(53,875)	(53,181)
Total deferred tax liabilities	(54,672)	(54,112)
Net deferred tax asset (liability)	$(43,430)	$(35,008)
Disclosed as:
Deferred tax assets	$9,637	15,767
Deferred tax liabilities	(53,067)	(50,775)
	$(43,430)	$(35,008)

Included in accrued and other liabilities at December 31, 2012 and 2011 is a deferred tax liability of $49 and $51, respectively. Included in other current assets at December 31, 2012 and 2011 is a deferred tax asset of $305 and $387, respectively.

The Company has US federal net operating loss carry forwards of $67,308 and non-US net operating loss carry forwards of $39,899, these carry forwards expire in years 2015 through 2031. The Company also has total indefinite loss carry forwards of $168,574. These indefinite loss carry forwards consist of $56,265 relating to the US and $112,309 which are related to capital losses from the Canadian operations. In addition, the Company has net operating loss carry forwards for various state taxing jurisdictions of approximately $170,329.

The Company records a valuation allowance against deferred income tax assets when management believes it is more likely than not that some portion or all of the deferred income tax assets will not be realized. Management considers factors such as the reversal of deferred income tax liabilities, projected future taxable income, the character of the income tax asset; tax planning strategies, changes in tax laws and other factors. A change to these factors could impact the estimated valuation allowance and income tax expense.

The valuation allowance has been recorded to reduce our deferred tax asset to an amount that is more likely than not to be realized, and is based upon the uncertainty of the realization of certain US, non-US and state deferred tax assets. The increase in the Company’s valuation allowance charged to the statement of operations for each of the years ended December 31, 2012 and 2011 was $16,240 and $44,230, respectively. In addition, $2,168 has been recorded in accumulated other comprehensive loss relating to the defined pension plan, for the year ended December 31, 2012. In 2010 the Company reduced its valuation and recorded a benefit in the statement of operations of $7,986.

Deferred taxes are not provided for temporary differences representing earnings of subsidiaries that are intended to be permanently reinvested. The potential deferred tax liability associated with these undistributed earnings is not material.

As of December 31, 2012 and 2011, the Company recorded a liability for unrecognized tax benefits as well as applicable penalties and interest in the amount of $4,166 and $4,717, respectively. The Company identified an uncertainty relating to the future tax deductibility of certain intercompany interest and fees, to the extent that such future benefit will be established, the resolution of this position will have no effect with respect to the financial statements.

Changes in the Company’s reserve is as follows:
Balance December 31, 2009	$617
Charges to income tax expense	3,007
Balance December 31, 2010	3,624
Charges to income tax expense	—
Balance December 31, 2011	3,624
Charges to income tax expense	—
Settlement of uncertainty	(551)
Balance December 31, 2012	$3,073

We do not expect our unrecognized tax benefits to change significantly over the next 12 months.

The Company has completed US federal tax audits through 2006 and has completed a non-US tax audit through 2004.